Guarantee Contract


This contract is made at the Siam Commercial Bank Public Company  Limited,  Head
Office, on................................., as evidence that the undersigned,

a.       King Power Duty Free Co., Ltd., Thai nationality,  with offices at 26th
         &  27th  Floors,   Siam  Tower,  No.  989,  Rama  I  Road,  Pathum  Wan
         Sub-district, Pathum Wan District, Bangkok Metropolis,

hereinafter called the "Guarantor" consents to guarantee the performance of obligations of King Power Tax Free Co., Ltd., hereinafter called the "Debtor," to the Siam Commercial Bank Public Company Limited, hereinafter called the "Bank," for the total amount of guarantee Baht 60,000,000.00 (Sixty Million
Baht), as follows :

1. The obligations under this Guarantee Contract consisting of overdraft, loans, debts related to letter of credit; trust receipt; sale at a discount or acceptance of sale at a discount of promissory notes; aval/guarantee of the promissory notes by the Bank as requested by the Debtor or other debts related to promissory notes, debts related to the letters of guarantee issued by the Bank for the Debtor, and the existing debts the Debtor has with the Bank and/or the debts the Debtor may have with the Bank in the future, hereinafter called the "Primary Debt."

         Both parties mutually understand that the Guarantor shall be liable to not only the guarantee amount prescribed above (if any), but also the accessories thereof such as the unpaid interest and compensation payment of the Debtor, encumbrances which are accessories of debt, including all expenses that the Bank has to pay regarding collection or litigation against the Debtor for enforcement of performance of obligations as well.

2. The Guarantor consents the Bank to charge interest of the principal that the Debtor and/or the Guarantor owe to the Bank at the maximum rate for the general customers that the Bank has announced under the Bank of Thailand's Notification on Procedure for Commercial Banks Regarding Interest and Discount, hereinafter called the "maximum rate," except in the case where the Debtor and/or the Guarantor is in breach of the terms and conditions of the Primary Debt and/or as specified herein, the Guarantor consents to pay interest charged to the default customers announced by the Bank under the said notification of the Bank of Thailand, hereinafter called the "maximum default interest rate." At the time of entering into this contract, the maximum interest rate is 11.50% p.a. and the maximum default interest rate 15.00% p.a., and these are subject to change as to be announced by the Bank from time to time.

3. In case the Debtor fails to pay the Primary Debt, be it all items or separate item, or is subject to receivership by court order, or dies or becomes incompetence or quasi-incompetence or disappears or departs the residence and cannot be found, or the Debtor can no longer take advantage of the beginning or the end of the term, the Guarantor shall be liable jointly with the Debtor of the obligations prescribed in Clause 1 immediately, whereby the Guarantor agrees to perform the obligations to the Bank promptly and/or consents the Bank to deduct such amount from the deposits accounts of the Guarantor under Clause 10, as the Bank deems appropriate.

         In case any particular item of the obligations guaranteed under this contract is a Letter of Guarantee that the Bank has issued for the Debtor, the Guarantor hereby consents that if the creditor demands payment from the Bank according to the said Letter of Guarantee, the Bank is entitled to make such payment immediately without having to notify the Guarantor and/or the Debtor first, and it is not necessary to inquire the Debtor whether the Debtor has any defense against the creditor or not; or though the Bank may be informed that the Debtor has a defense against the creditor, but if the Bank deems it appropriate the Bank can make such payment without having to raise such defense against the creditor.

4. This guarantee shall be valid continuously, and the Guarantor shall not revoke it, for as long as the Bank has not received performance of obligations under Clause 1 in full.

5. This guarantee shall bind the Guarantor completely, though it may appear at a later date that the Debtor shall not be liable to the Primary Debt to the Bank due to the fact that such agreement was entered with misunderstanding or due to being an incompetent person, disregarding the fact that at the time of entering into this Guarantee Contract, the Guarantor knows of the misunderstanding or incompetence or not.

6. The Bank reserves the right to claim or not to claim or to release any guarantor, without having to request for consents or to notify other Guarantor, thereby the remaining Guarantor shall continue to be liable to the total obligations accordingly.

7. In case the Debtor dies and the Bank has not entered an action for enforcement of performance of obligations from the heir or the estate or the subrogee of rights and duties of the Debtor, until one year from the date of death, the Guarantor shall not raise preclusion by prescription as a defense against the Bank, and shall consent to be liable to performance of the outstanding obligations to the Bank accordingly.

8. The Guarantor consents the Bank to grant leniency to the Debtor as the Bank deems appropriate without having to notify the Guarantor first, and it shall be deemed that the Guarantor agree to such leniency on every occasion, and that the Guarantor waives the right on the Debtor's defense against the Bank when the Bank demands the Guarantor to comply with the contract.

9. Though it may appear that any act of the Bank may cause the Guarantor to be unable to subrogate, either in whole or in part, of the rights, mortgage, pledge or preference right which the Debtor has submitted to the Bank prior to or at the time of entering into this contract, the liabilities of the Guarantor under this contract shall not be relieved, either in whole or in part.

10. The Guarantor consents that it is under discretion of the Bank to deduct money from all deposits accounts the Guarantor has with the
         Bank, including the money that the Guarantor is the owner or the creditor of the Bank, for performance of obligations of the Debtor and/or the Guarantor under this contract immediately, without having to notify the Guarantor. In case the said deposits accounts, the money that the Guarantor is the owner or the creditor of the Bank, shall not be available or insufficient for deduction for performance of obligations in full, the Guarantor consents that it is under discretion of the Bank to debit the amount that the Guarantor shall be responsible or such debt or the outstanding amount into the current account of the Guarantor in order that the Guarantor shall owe the same amount as overdraft. Thereby, the Guarantor consents to pay interest of the accumulated overdraft amount to the Bank at the maximum interest rate, except in case of breach of the terms and conditions of the application for opening the current account and/or the Overdraft Agreement made with the Bank, the Guarantor consents to pay the maximum default interest rate instead of the said maximum interest rate, according to the practice of computing accumulated interest of overdraft of the commercial banks, from the date of the said overdraft onwards.

11. The Guarantor consents that any act of the Debtor or a third party causing an interruption to the prescription of the debts under guarantee to the disadvantage of the Debtor, it shall be the disadvantage of the Guarantor as well.

12. All correspondence, collection letters, notices or other documents to be forwarded to the Guarantor, by registered or regular mail, or by messenger, if they have been forwarded to the above address herein, it shall be deemed as having been duly forwarded to the Guarantor, disregarding the fact that there is a recipient or not, and though it could not be forwarded because such address has been changed or demolished and the Guarantor has failed to notify such change or demolition in writing to the Bank, or because such address could not be found, it shall be deemed that the Guarantor has acknowledged the same accordingly.

13.      The Guarantor consents to  submit......................................
         to the Bank for retention until performance of the obligations shall be made in full.

         The Guarantor, having read and understood this contract and found it to be in accordance with their intention, hereunder sign the name on the date indicated above.


                                                          (Company Seal Affixed)
                                   - Signed -                          Guarantor
                        (King Power Duty Free Co., Ltd.)


                                   - Signed -                          Witness
                            (Mr. Apichart Yodmueang)


                                   - Signed -                          Witness
                            (Mr. Kitcha Pariyapharit)

                               Guarantee Contract


This contract is made at the Siam Commercial Bank Public Company  Limited,  Head
Office, on .................................., as evidence that the undersigned,

a. King Power International Co., Ltd., Thai nationality, with offices at 26th & 27th Floors, Siam Tower, No. 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis,

hereinafter called the "Guarantor" consents to guarantee the performance of obligations of King Power Tax Free Co., Ltd., hereinafter called the "Debtor," to the Siam Commercial Bank Public Company Limited, hereinafter called the "Bank," for the total amount of guarantee Baht 60,000,000.00 (Sixty Million
Baht), as follows :

1. The obligations under this Guarantee Contract consisting of overdraft, loans, debts related to letter of credit; trust receipt; sale at a discount or acceptance of sale at a discount of promissory notes; aval/guarantee of the promissory notes by the Bank as requested by the Debtor or other debts related to promissory notes, debts related to the letters of guarantee issued by the Bank for the Debtor, and the existing debts the Debtor has with the Bank and/or the debts the Debtor may have with the Bank in the future, hereinafter called the "Primary Debt."

         Both parties mutually understand that the Guarantor shall be liable to not only the guarantee amount prescribed above (if any), but also the accessories thereof such as the unpaid interest and compensation payment of the Debtor, encumbrances which are accessories of debt, including all expenses that the Bank has to pay regarding collection or litigation against the Debtor for enforcement of performance of obligations as well.

2. The Guarantor consents the Bank to charge interest of the principal that the Debtor and/or the Guarantor owe to the Bank at the maximum rate for the general customers that the Bank has announced under the Bank of Thailand's Notification on Procedure for Commercial Banks Regarding Interest and Discount, hereinafter called the "maximum rate," except in the case where the Debtor and/or the Guarantor is in breach of the terms and conditions of the Primary Debt and/or as specified herein, the Guarantor consents to pay interest charged to the default customers announced by the Bank under the said notification of the Bank of Thailand, hereinafter called the "maximum default interest rate." At the time of entering into this contract, the maximum interest rate is 11.50% p.a. and the maximum default interest rate 15.00% p.a., and these are subject to change as to be announced by the Bank from time to time.

3. In case the Debtor fails to pay the Primary Debt, be it all items or separate item, or is subject to receivership by court order, or dies or becomes incompetence or quasi-incompetence or disappears or departs the residence and cannot be found, or the Debtor can no longer take advantage of the beginning or the end of the term, the Guarantor shall be liable jointly with the Debtor of the obligations prescribed in Clause 1 immediately, whereby the Guarantor agrees to perform the obligations to the Bank promptly and/or consents the Bank to deduct such amount from the deposits accounts of the Guarantor under Clause 10, as the Bank deems appropriate.

         In case any particular item of the obligations guaranteed under this contract is a Letter of Guarantee that the Bank has issued for the Debtor, the Guarantor hereby consents that if the creditor demands payment from the Bank according to the said Letter of Guarantee, the Bank is entitled to make such payment immediately without having to notify the Guarantor and/or the Debtor first, and it is not necessary to inquire the Debtor whether the Debtor has any defense against the creditor or not; or though the Bank may be informed that the Debtor has a defense against the creditor, but if the Bank deems it appropriate the Bank can make such payment without having to raise such defense against the creditor.

4. This guarantee shall be valid continuously, and the Guarantor shall not revoke it, for as long as the Bank has not received performance of obligations under Clause 1 in full.

5. This guarantee shall bind the Guarantor completely, though it may appear at a later date that the Debtor shall not be liable to the Primary Debt to the Bank due to the fact that such agreement was entered with misunderstanding or due to being an incompetent person, disregarding the fact that at the time of entering into this Guarantee Contract, the Guarantor knows of the misunderstanding or incompetence or not.

6. The Bank reserves the right to claim or not to claim or to release any guarantor, without having to request for consents or to notify other Guarantor, thereby the remaining Guarantor shall continue to be liable to the total obligations accordingly.

7. In case the Debtor dies and the Bank has not entered an action for enforcement of performance of obligations from the heir or the estate or the subrogee of rights and duties of the Debtor, until one year from the date of death, the Guarantor shall not raise preclusion by prescription as a defense against the Bank, and shall consent to be liable to performance of the outstanding obligations to the Bank accordingly.

8. The Guarantor consents the Bank to grant leniency to the Debtor as the Bank deems appropriate without having to notify the Guarantor first, and it shall be deemed that the Guarantor agree to such leniency on every occasion, and that the Guarantor waives the right on the Debtor's defense against the Bank when the Bank demands the Guarantor to comply with the contract.

9. Though it may appear that any act of the Bank may cause the Guarantor to be unable to subrogate, either in whole or in part, of the rights, mortgage, pledge or preference right which the Debtor has submitted to the Bank prior to or at the time of entering into this contract, the liabilities of the Guarantor under this contract shall not be relieved, either in whole or in part.

10. The Guarantor consents that it is under discretion of the Bank to deduct money from all deposits accounts the Guarantor has with the
         Bank, including the money that the Guarantor is the owner or the creditor of the Bank, for performance of obligations of the Debtor and/or the Guarantor under this contract immediately, without having to notify the Guarantor. In case the said deposits accounts, the money that the Guarantor is the owner or the creditor of the Bank, shall not be available or insufficient for deduction for performance of obligations in full, the Guarantor consents that it is under discretion of the Bank to debit the amount that the Guarantor shall be responsible or such debt or the outstanding amount into the current account of the Guarantor in order that the Guarantor shall owe the same amount as overdraft. Thereby, the Guarantor consents to pay interest of the accumulated overdraft amount to the Bank at the maximum interest rate, except in case of breach of the terms and conditions of the application for opening the current account and/or the Overdraft Agreement made with the Bank, the Guarantor consents to pay the maximum default interest rate instead of the said maximum interest rate, according to the practice of computing accumulated interest of overdraft of the commercial banks, from the date of the said overdraft onwards.

11. The Guarantor consents that any act of the Debtor or a third party causing an interruption to the prescription of the debts under guarantee to the disadvantage of the Debtor, it shall be the disadvantage of the Guarantor as well.

12. All correspondence, collection letters, notices or other documents to be forwarded to the Guarantor, by registered or regular mail, or by messenger, if they have been forwarded to the above address herein, it shall be deemed as having been duly forwarded to the Guarantor, disregarding the fact that there is a recipient or not, and though it could not be forwarded because such address has been changed or demolished and the Guarantor has failed to notify such change or demolition in writing to the Bank, or because such address could not be found, it shall be deemed that the Guarantor has acknowledged the same accordingly.

13.      The Guarantor consents to submit.......................................
         to the Bank for retention until performance of the obligations shall be made in full.

The Guarantor, having read and understood this contract and found it to be in accordance with their intention, hereunder sign the name on the date indicated above.


                                                          (Company Seal Affixed)
                                   - Signed -                          Guarantor
                      (King Power International Co., Ltd.)


                                   - Signed -                          Witness
                            (Mr. Apichart Yodmueang)


                                   - Signed -                          Witness
                            (Mr. Kitcha Pariyapharit)

                               Guarantee Contract


This contract is made at the Siam Commercial Bank Public Company  Limited,  Head
Office, on .................................., as evidence that the undersigned,

a. King Power On Board Sale & Services Co., Ltd., Thai nationality, with offices at 26th & 27th Floors, Siam Tower, No. 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter called the "Guarantor" consents to guarantee the performance of obligations of King Power Tax Free Co., Ltd., hereinafter called the "Debtor," to the Siam Commercial Bank Public Company Limited, hereinafter called the "Bank," for the total amount of guarantee Baht 60,000,000.00 (Sixty Million
Baht), as follows :

1. The obligations under this Guarantee Contract consisting of overdraft, loans, debts related to letter of credit; trust receipt; sale at a discount or acceptance of sale at a discount of promissory notes; aval/guarantee of the promissory notes by the Bank as requested by the Debtor or other debts related to promissory notes, debts related to the letters of guarantee issued by the Bank for the Debtor, and the existing debts the Debtor has with the Bank and/or the debts the Debtor may have with the Bank in the future, hereinafter called the "Primary Debt."

         Both parties mutually understand that the Guarantor shall be liable to not only the guarantee amount prescribed above (if any), but also the accessories thereof such as the unpaid interest and compensation payment of the Debtor, encumbrances which are accessories of debt, including all expenses that the Bank has to pay regarding collection or litigation against the Debtor for enforcement of performance of obligations as well.

2. The Guarantor consents the Bank to charge interest of the principal that the Debtor and/or the Guarantor owe to the Bank at the maximum rate for the general customers that the Bank has announced under the Bank of Thailand's Notification on Procedure for Commercial Banks Regarding Interest and Discount, hereinafter called the "maximum rate," except in the case where the Debtor and/or the Guarantor is in breach of the terms and conditions of the Primary Debt and/or as specified herein, the Guarantor consents to pay interest charged to the default customers announced by the Bank under the said notification of the Bank of Thailand, hereinafter called the "maximum default interest rate." At the time of entering into this contract, the maximum interest rate is 11.50% p.a. and the maximum default interest rate 15.00% p.a., and these are subject to change as to be announced by the Bank from time to time.

3. In case the Debtor fails to pay the Primary Debt, be it all items or separate item, or is subject to receivership by court order, or dies or becomes incompetence or quasi-incompetence or disappears or departs the residence and cannot be found, or the Debtor can no longer take advantage of the beginning or the end of the term, the Guarantor shall be liable jointly with the Debtor of the obligations prescribed in Clause 1 immediately, whereby the Guarantor agrees to perform the obligations to the Bank promptly and/or consents the Bank to deduct such amount from the deposits accounts of the Guarantor under Clause 10, as the Bank deems appropriate.

         In case any particular item of the obligations guaranteed under this contract is a Letter of Guarantee that the Bank has issued for the Debtor, the Guarantor hereby consents that if the creditor demands payment from the Bank according to the said Letter of Guarantee, the Bank is entitled to make such payment immediately without having to notify the Guarantor and/or the Debtor first, and it is not necessary to inquire the Debtor whether the Debtor has any defense against the creditor or not; or though the Bank may be informed that the Debtor has a defense against the creditor, but if the Bank deems it appropriate the Bank can make such payment without having to raise such defense against the creditor.

4. This guarantee shall be valid continuously, and the Guarantor shall not revoke it, for as long as the Bank has not received performance of obligations under Clause 1 in full.

5. This guarantee shall bind the Guarantor completely, though it may appear at a later date that the Debtor shall not be liable to the Primary Debt to the Bank due to the fact that such agreement was entered with misunderstanding or due to being an incompetent person, disregarding the fact that at the time of entering into this Guarantee Contract, the Guarantor knows of the misunderstanding or incompetence or not.

6. The Bank reserves the right to claim or not to claim or to release any guarantor, without having to request for consents or to notify other Guarantor, thereby the remaining Guarantor shall continue to be liable to the total obligations accordingly.

7. In case the Debtor dies and the Bank has not entered an action for enforcement of performance of obligations from the heir or the estate or the subrogee of rights and duties of the Debtor, until one year from the date of death, the Guarantor shall not raise preclusion by prescription as a defense against the Bank, and shall consent to be liable to performance of the outstanding obligations to the Bank accordingly.

8. The Guarantor consents the Bank to grant leniency to the Debtor as the Bank deems appropriate without having to notify the Guarantor first, and it shall be deemed that the Guarantor agree to such leniency on every occasion, and that the Guarantor waives the right on the Debtor's defense against the Bank when the Bank demands the Guarantor to comply with the contract.

9. Though it may appear that any act of the Bank may cause the Guarantor to be unable to subrogate, either in whole or in part, of the rights, mortgage, pledge or preference right which the Debtor has submitted to the Bank prior to or at the time of entering into this contract, the liabilities of the Guarantor under this contract shall not be relieved, either in whole or in part.

10. The Guarantor consents that it is under discretion of the Bank to deduct money from all deposits accounts the Guarantor has with the
         Bank, including the money that the Guarantor is the owner or the creditor of the Bank, for performance of obligations of the Debtor and/or the Guarantor under this contract immediately, without having to notify the Guarantor. In case the said deposits accounts, the money that the Guarantor is the owner or the creditor of the Bank, shall not be available or insufficient for deduction for performance of obligations in full, the Guarantor consents that it is under discretion of the Bank to debit the amount that the Guarantor shall be responsible or such debt or the outstanding amount into the current account of the Guarantor in order that the Guarantor shall owe the same amount as overdraft. Thereby, the Guarantor consents to pay interest of the accumulated overdraft amount to the Bank at the maximum interest rate, except in case of breach of the terms and conditions of the application for opening the current account and/or the Overdraft Agreement made with the Bank, the Guarantor consents to pay the maximum default interest rate instead of the said maximum interest rate, according to the practice of computing accumulated interest of overdraft of the commercial banks, from the date of the said overdraft onwards.

11. The Guarantor consents that any act of the Debtor or a third party causing an interruption to the prescription of the debts under guarantee to the disadvantage of the Debtor, it shall be the disadvantage of the Guarantor as well.

12. All correspondence, collection letters, notices or other documents to be forwarded to the Guarantor, by registered or regular mail, or by messenger, if they have been forwarded to the above address herein, it shall be deemed as having been duly forwarded to the Guarantor, disregarding the fact that there is a recipient or not, and though it could not be forwarded because such address has been changed or demolished and the Guarantor has failed to notify such change or demolition in writing to the Bank, or because such address could not be found, it shall be deemed that the Guarantor has acknowledged the same accordingly.

13.      The Guarantor consents to submit...............................  to the
         Bank for retention until performance of the obligations shall be made in full.

         The Guarantor, having read and understood this contract and found it to be in accordance with their intention, hereunder sign the name on the date indicated above.


                                                          (Company Seal Affixed)
                                   - Signed -                          Guarantor
                 (King Power On Board Sale & Services Co., Ltd.)


                                   - Signed -                          Witness
                            (Mr. Apichart Yodmueang)


                                   - Signed -                          Witness
                            (Mr. Kitcha Pariyapharit)

                               Guarantee Contract


This contract is made at the Siam Commercial Bank Public Company  Limited,  Head
Office, on.................................., as evidence that the undersigned,

a. Mr. Viratana Suntaranond, aged 60 years, Thai nationality, residing at No. 96/2, Village No. 4, Anusawari Sub-district, Bang Khen, Bangkok Metropolis; and

b. Mr. Vichai Raksriaksorn, aged 43 years, Thai nationality, residing at No. 20, Soi Sukhumvit 64, Bang Chak Sub-district, Phra Khanong District, Bangkok Metropolis,

hereinafter called the "Guarantors" consent to guarantee the performance of obligations of King Power Tax Free Co., Ltd., hereinafter called the "Debtor," to the Siam Commercial Bank Public Company Limited, hereinafter called the "Bank," for the total amount of guarantee Baht 60,000,000.00 (Sixty Million
Baht), as follows :

1. The obligations under this Guarantee Contract consisting of overdraft, loans, debts related to letter of credit; trust receipt; sale at a discount or acceptance of sale at a discount of promissory notes; aval/guarantee of the promissory notes by the Bank as requested by the Debtor or other debts related to promissory notes, debts related to the letters of guarantee issued by the Bank for the Debtor, and the existing debts the Debtor has with the Bank and/or the debts the Debtor may have with the Bank in the future, hereinafter called the "Primary Debt."

         Both parties mutually understand that the Guarantors shall be liable to not only the guarantee amount prescribed above (if any), but also the accessories thereof such as the unpaid interest and compensation payment of the Debtor, encumbrances which are accessories of debt, including all expenses that the Bank has to pay regarding collection or litigation against the Debtor for enforcement of performance of obligations as well.

2. The Guarantors consent the Bank to charge interest of the principal that the Debtor and/or the Guarantors owe to the Bank at the maximum rate for the general customers that the Bank has announced under the Bank of Thailand's Notification on Procedure for Commercial Banks Regarding Interest and Discount, hereinafter called the "maximum rate," except in the case where the Debtor and/or the Guarantors are in breach of the terms and conditions of the Primary Debt and/or as specified herein, the Guarantors consent to pay interest charged to the default customers announced by the Bank under the said notification of the Bank of Thailand, hereinafter called the "maximum default interest rate." At the time of entering into this contract, the maximum interest rate is 11.50% p.a. and the maximum default interest rate 15.00% p.a., and these are subject to change as to be announced by the Bank from time to time.

3. In case the Debtor fails to pay the Primary Debt, be it all items or separate item, or is subject to receivership by court order, or dies or becomes incompetence or quasi-incompetence or disappears or departs the residence and cannot be found, or the Debtor can no longer take advantage of the beginning or the end of the term, the Guarantors shall be liable jointly with the Debtor of the obligations prescribed in Clause 1 immediately, whereby the Guarantors agree to perform the obligations to the Bank promptly and/or consent the Bank to deduct such amount from the deposits accounts of the Guarantors under Clause 10, as the Bank deems appropriate.

         In case any particular item of the obligations guaranteed under this contract is a Letter of Guarantee that the Bank has issued for the Debtor, the Guarantors hereby consent that if the creditor demands payment from the Bank according to the said Letter of Guarantee, the Bank is entitled to make such payment immediately without having to notify the Guarantors and/or the Debtor first, and it is not necessary to inquire the Debtor whether the Debtor has any defense against the creditor or not; or though the Bank may be informed that the Debtor has a defense against the creditor, but if the Bank deems it appropriate the Bank can make such payment without having to raise such defense against the creditor.

4. This guarantee shall be valid continuously, and the Guarantors shall not revoke it, for as long as the Bank has not received performance of obligations under Clause 1 in full.

5. This guarantee shall bind the Guarantors completely, though it may appear at a later date that the Debtor shall not be liable to the Primary Debt to the Bank due to the fact that such agreement was entered with misunderstanding or due to being an incompetent person, disregarding the fact that at the time of entering into this Guarantee Contract, the Guarantors know of the misunderstanding or incompetence or not.

6. The Bank reserves the right to claim or not to claim or to release any guarantor, without having to request for consent or to notify other guarantors, thereby the remaining Guarantors shall continue to be liable to the total obligations accordingly.

7. In case the Debtor dies and the Bank has not entered an action for enforcement of performance of obligations from the heir or the estate or the subrogee of rights and duties of the Debtor, until one year from the date of death, the Guarantors shall not raise preclusion by prescription as a defense against the Bank, and shall consent to be liable to performance of the outstanding obligations to the Bank accordingly.

8. The Guarantors consent the Bank to grant leniency to the Debtor as the Bank deems appropriate without having to notify the Guarantors first, and it shall be deemed that the Guarantors agree to such leniency on every occasion, and that the Guarantors waive the right on the Debtor's defense against the Bank when the Bank demands the Guarantors to comply with the contract.

9. Though it may appear that any act of the Bank may cause the Guarantors to be unable to subrogate, either in whole or in part, of the rights, mortgage, pledge or preference right which the Debtor has submitted to the Bank prior to or at the time of entering into this contract, the liabilities of the Guarantors under this contract shall not be relieved, either in whole or in part.

10. The Guarantors consent that it is under discretion of the Bank to deduct money from all deposits accounts the Guarantors have with the Bank, including the money that the Guarantors are the owner or the creditor of the Bank, for performance of obligations of the Debtor and/or the Guarantors under this contract immediately, without having to notify the Guarantors. In case the said deposits accounts, the money that the Guarantors are the owner or the creditor of the Bank, shall not be available or insufficient for deduction for performance of obligations in full, the Guarantors consent that it is under discretion of the Bank to debit the amount that the Guarantors shall be responsible or such debt or the outstanding amount into the current account of the Guarantors in order that the Guarantors shall owe the same amount as overdraft. Thereby, the Guarantors consent to pay interest of the accumulated overdraft amount to the Bank at the maximum interest rate, except in case of breach of the terms and conditions of the application for opening the current account and/or the Overdraft Agreement made with the Bank, the Guarantors consent to pay the maximum default interest rate instead of the said maximum interest rate, according to the practice of computing accumulated interest of overdraft of the commercial banks, from the date of the said overdraft onwards.

11. The Guarantors consent that any act of the Debtor or a third party causing an interruption to the prescription of the debts under guarantee to the disadvantage of the Debtor, it shall be the disadvantage of the Guarantors as well.

12. All correspondence, collection letters, notices or other documents to be forwarded to the Guarantors, by registered or regular mail, or by messenger, if they have been forwarded to the above address herein, it shall be deemed as having been duly forwarded to the Guarantors, disregarding the fact that there is a recipient or not, and though it could not be forwarded because such address has been changed or demolished and the Guarantors have failed to notify such change or demolition in writing to the Bank, or because such address could not be found, it shall be deemed that the Guarantors have acknowledged the same accordingly.

13.      The Guarantors consent to submit................................ to the
         Bank for retention until performance of the obligations shall be made in full.

         The Guarantors, having read and understood this contract and found it to be in accordance with their intention, hereunder sign their names on the date indicated above.




                                   - Signed -                          Guarantor
                           (Mr. Viratana Suntaranond)


                                   - Signed -                          Guarantor
                            (Mr. Vichai Raksriaksorn)


                                   - Signed -                          Witness
                            (Mr. Apichart Yodmueang)


                                   - Signed -                          Witness
                            (Mr. Kitcha Pariyapharit)